UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2012 (August 28, 2012)

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610, Franklin, Tennessee 37067

(Address of Principal Executive Offices)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

To the extent required, the information set forth in Item 2.01 below is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 31, 2012, Acadia Healthcare Company, Inc. (“Acadia”) completed the acquisition of Timberline Knolls, a 122-bed inpatient behavioral healthcare facility located outside of Chicago in Lemont, Illinois (the “Facility”). The parties consummated the acquisition pursuant to an Asset Purchase Agreement, dated as of August 28, 2012, between Timberline Knolls, LLC and TK Behavioral, LLC, a Delaware limited liability and wholly-owned subsidiary of Acadia (“Acadia Sub”). Cash consideration of approximately $67.8 million was paid pursuant to the Asset Purchase Agreement.

In addition to the assets acquired pursuant to the Asset Purchase Agreement, Acadia Sub acquired certain assets, including real estate, related to the Facility from Lemont Holdings, LLC and James P. Gresham, Chief Executive Officer of Timberline Knolls, LLC. Cash consideration paid by Acadia for these assets was approximately $22.0 million.

The cash consideration for the transactions was funded using the net proceeds from the May 2012 offering of Acadia common stock.

The foregoing summary of the Asset Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement attached as Exhibit 2 and incorporated herein by reference. The press release dated September 4, 2012 announcing the transaction is filed as Exhibit 99 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2	Asset Purchase Agreement, dated as of August 28, 2012, by and between Timberline Knolls, LLC and TK Behavioral, LLC*

99	Press Release of Acadia Healthcare Company, Inc., dated September 4, 2012

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Acadia agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.
Date: September 4, 2012	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2	Asset Purchase Agreement, dated as of August 28, 2012, by and between Timberline Knolls, LLC and TK Behavioral, LLC*

99	Press Release of Acadia Healthcare Company, Inc., dated September 4, 2012

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Acadia agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.